        A registration statement relating to the Pilgrim VP Trust Growth Opportunities Portfolio, MagnaCap Portfolio, and MidCap Portfolio ("the Portfolios") has been filed with the Securities and Exchange Commission but has not yet become effective as of the date of this Prospectus Supplement. Shares of these Portfolios may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus and Prospectus Supplement shall not constitute an offer to sell or the solicitation of an offer to buy any securities issued by the Portfolios nor shall there be any sale of the Portfolios' securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                        NORTHERN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE
                           ADVANTAGE RIA(SM) ANNUITY
                PROSPECTUS SUPPLEMENT DATED APRIL 4, 2000 TO THE
                         PROSPECTUS DATED APRIL 4, 2000

RESTRUCTURING OF NORTHSTAR INVESTMENT FUNDS

The Northstar group of investment funds is being restructured effective April 30, 2000.

Initially, the name of the Northstar group is being changed from the Northstar Galaxy Trust to the Pilgrim Variable Products Trust.

In addition, the names of the individual Northstar investment portfolios are being changed as follows:

                CURRENT NAME                                       NEW NAME
                ------------                                       --------
Northstar Emerging Growth Portfolio              Pilgrim VP SmallCap Opportunities Portfolio
Northstar Growth + Value Portfolio               Pilgrim VP Growth + Value Portfolio
Northstar High Yield Bond Portfolio              Pilgrim VP High Yield Bond Portfolio
Northstar International Value Portfolio          Pilgrim VP International Value Portfolio
Northstar Research Enhanced Index Portfolio      Pilgrim VP Research Enhanced Index Portfolio

The Prospectus to which this Supplement is attached uses the new names, and refers to the investment funds as the Pilgrim funds.

Further, the investment manager to the Northstar investment funds, Pilgrim Advisors, Inc. ("Pilgrim Advisors"), is being merged with and into Pilgrim Investments, Inc. ("Pilgrim Investments"). Pilgrim Advisors and Pilgrim Investments are under common ownership and control. The merger of Pilgrim Advisors and Pilgrim Investments will not result in a change of principal portfolio manager for any Northstar portfolio, and it is not anticipated to affect the management of the Northstar investment funds in any significant respect.

AVAILABILITY OF NEW INVESTMENT FUNDS

The following new investment funds, listed in the Prospectus, are not available as sub-account investments until May 1, 2000:

AIM V.I. Dent Demographic Trends Fund
Pilgrim VP Growth Opportunities Portfolio
Pilgrim VP MagnaCap Portfolio
Pilgrim VP MidCap Opportunities Portfolio

For more complete information about any of the new investment funds, including charges and expenses, you can obtain a prospectus by calling 1-877-884-5050. You should read it carefully before you allocate monies to any of these funds.